AMENDMENT NO. 5 TO CREDIT AGREEMENT
                       -----------------------------------

     AMENDMENT NO. 5 TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is effective as of November 30, 2002, by and among HAUSER, INC., a Delaware corporation (the "Company"), HAUSER TECHNICAL SERVICES, INC., a Delaware corporation, BOTANICALS INTERNATIONAL EXTRACTS, INC., a Delaware corporation, and ZETAPHARM, INC., a New York corporation, (collectively, the "Borrowers"), and WELLS FARGO BANK, N.A. (the "Lender").

                                    RECITALS
                                    --------

     WHEREAS, the Borrowers are currently indebted to the Lender pursuant to the terms and conditions of that certain Amended and Restated Credit Agreement dated as of December 7, 2001 (the "Current Agreement"; as amended hereby and from time to time, the "Agreement"); and

     WHEREAS, the Lender and the Borrowers have agreed to certain changes in the terms and conditions set forth in the Current Agreement and have agreed to amend the Current Agreement to reflect said changes.

     NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Current Agreement shall be amended as follows:

A. Amendments.
   ----------

     1. In Section 1.01 of the Current Agreement, the defined term "Commitment" is amended by replacing the dollar amount "$9,000,000" with the dollar amount "$8,700,000".

     2. In Section 1.01 of the Current Agreement, the defined term "Revolving Credit Commitment" is amended by replacing the dollar amount "$9,000,000" with the dollar amount "$8,700,000".

     3. In Section 1.01 of the Current Agreement, the defined term "Revolving Credit Facility Availability Period" is amended by replacing the phrase "November 30, 2002" with the phrase "December 31, 2002".

     4. In Section 1.01 of the Current Agreement, the definition following the defined term "Maturity Date" shall be deleted in full and replaced with the following:

     "in the case of the Revolving Loan, means December 31, 2002, and in the case of the Term Loan, means September 10, 2002."


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     5. Section 2.06 of the Current Agreement is amended by replacing the phrase
"November 30, 2002" with the phrase "December 31, 2002".

     B. Effectiveness; Conditions. Borrowers shall have (i) delivered to Lender a duly executed Revolving Credit Note substantially in the form attached hereto as Exhibit A (the "Revolving Credit Note"), which Revolving Credit Note will supersede and replace the existing Revolving Credit Note, dated October 31, 2002 and (ii) paid the Lender a fee of $10,000 in connection with the negotiating and execution and effectiveness of this Amendment.

     C. Covenants. Borrowers hereby (i) covenant to pay or reimburse the Lender for all of the Lender's costs and expenses, including fees and disbursements of outside counsel and allocated in-house counsel, in connection with, or related to, the negotiating and execution and effectiveness of this Amendment; and (ii) acknowledge and agree that a failure to immediately do so will constitute an Event of Default under the Agreement without further notice or other act of the Lender.

     D. General.
        -------

     1. Except as specifically provided herein, all terms and conditions of the Agreement remain in full force and effect, without waiver or modification. Borrowers acknowledge that except as specifically provided in this Amendment, nothing in this Amendment shall affect Borrowers' obligations under the Agreement, which obligations remain valid, binding and enforceable, or shall constitute a waiver by Lender of any of Lender's rights or remedies, now or at any time in the future, with respect to any requirement under the Agreement or with respect to an Event of Default or Default, occurring now or at any time in the future.

     2. All terms defined in the Agreement shall have the same meaning when used in this Amendment. This Amendment and the Agreement shall be read together as one document. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single document.

     3. The Borrowers hereby remake all representations and warranties contained in the Agreement and reaffirm all covenants set forth therein. The Borrowers further certify that as of the date of this Amendment, giving effect to the provisions hereof, there exists no Event of Default as defined in the Agreement, nor any condition, act or event which with the giving of notice or the passage of time or both would constitute any such Event of Default.

                           [INTENTIONALLY LEFT BLANK]


                                       2
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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date and year first written above.

HAUSER, INC.                            WELLS FARGO BANK, N.A.


By:  /s/  Thomas W. Hanlon              By: /s/  Art Brokx
     -----------------------------          ------------------
Name:   Thomas W. Hanlon                Name:   Art Brokx
Title:  Chief Financial Officer         Title:  Vice President


HAUSER TECHNICAL SERVICES, INC.


By:  /s/  Thomas W. Hanlon
     -----------------------------
Name:   Thomas W. Hanlon
Title:  Secretary and Treasurer


BOTANICALS INTERNATIONAL
EXTRACTS, INC.


By:  /s/  Thomas W. Hanlon
     -----------------------------
Name:   Thomas W. Hanlon
Title:  Chief Financial Officer


ZETAPHARM, INC.


By:  /s/  Thomas W. Hanlon
     -----------------------------
Name:   Thomas W. Hanlon
Title:  Secretary and Treasurer


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                                    EXHIBIT A

                              REVOLVING CREDIT NOTE
                               (follows this page)